--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              FIRSTMISS GOLD INC.

                                   AS ISSUER

                                      AND
                       [                              ],
                                   AS TRUSTEE

                         ------------------------------

                                   INDENTURE
                        DATED AS OF                , 199
                         ------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             CROSS-REFERENCE TABLE

TRUST
INDENTURE
ACT                                                                                 INDENTURE
SECTION                                                                              SECTION
----                                                                               -----------
 310 (a)(1).......................................................................        7.10
    (a)(2).......................................................................         7.10
    (a)(3).......................................................................         N.A.
    (a)(4).......................................................................         N.A.
    (a)(5).......................................................................         7.10
    (b)..........................................................................   7.08; 7.10
    (c)..........................................................................         N.A.
 311 (a)..........................................................................        7.11
    (b)..........................................................................         7.11
    (c)..........................................................................         N.A.
 312 (a)..........................................................................        2.05
    (b)..........................................................................        10.03
    (c)..........................................................................        10.03
 313 (a)..........................................................................        7.06
    (b)..........................................................................         7.06
    (c)..........................................................................  7.06; 10.02
    (d)..........................................................................         7.06
 314 (a).......................................................................... 4.03; 10.02
    (b)..........................................................................         N.A.
    (c)(1).......................................................................        10.04
    (c)(2).......................................................................        10.04
    (c)(3).......................................................................         N.A.
    (d)..........................................................................         N.A.
    (e)..........................................................................        10.05
    (f)..........................................................................         N.A.
 315 (a)..........................................................................      7.01(b)(ii)
    (b)..........................................................................  7.05; 10.02
    (c)..........................................................................       7.01(a)
    (d)..........................................................................       7.01(d)
    (e)..........................................................................         6.11
 316 (a)(last sentence)...........................................................        2.09
    (a)(1)(A)....................................................................         6.05
    (a)(1)(B)....................................................................         6.04
    (a)(2).......................................................................         N.A.
    (b)..........................................................................         6.07
    (c)..........................................................................   2.13; 9.03
 317 (a)(1).......................................................................        6.08
    (a)(2).......................................................................         6.09
    (b)..........................................................................         2.04
 318 (a)..........................................................................       10.01
    (b)..........................................................................         N.A.
    (c)..........................................................................        10.01

N.A. means not applicable.
---------------
This Cross-Reference Table is not part of the Indenture.

                               TABLE OF CONTENTS

                                                                                          PAGE
                                                                                          ----
ARTICLE 1    DEFINITIONS AND INCORPORATION BY REFERENCE.................................    1
                                                                                            1
             Section 1.01.      Certain Definitions.....................................
                                                                                            3
             Section 1.02.      Other Definitions.......................................
                                                                                            3
             Section 1.03.      Incorporation by Reference of Trust Indenture Act.......
                                                                                            3
             Section 1.04.      Rules of Construction...................................

ARTICLE 2    THE SECURITIES.............................................................    3
                                                                                            3
             Section 2.01.      Unlimited In Amount, Issuable In Series, Form and
                                Dating..................................................
                                                                                            5
             Section 2.02.      Execution and Authentication............................
                                                                                            5
             Section 2.03.      Registrar and Paying Agent..............................
                                                                                            5
             Section 2.04.      Paying Agent to Hold Money in Trust.....................
                                                                                            6
             Section 2.05.      Securityholder Lists....................................
                                                                                            6
             Section 2.06.      Transfer and Exchange...................................
                                                                                            6
             Section 2.07.      Replacement Securities..................................
                                                                                            6
             Section 2.08.      Outstanding Securities..................................
                                                                                            7
             Section 2.09.      Treasury Securities.....................................
                                                                                            7
             Section 2.10.      Temporary Securities....................................
                                                                                            7
             Section 2.11.      Cancellation............................................
                                                                                            7
             Section 2.12.      Defaulted Interest......................................
                                                                                            7
             Section 2.13.      Special Record Dates....................................

ARTICLE 3    REDEMPTION.................................................................    8
                                                                                            8
             Section 3.01.      Notices to Trustee......................................
                                                                                            8
             Section 3.02.      Selection of Securities to Be Redeemed..................
                                                                                            9
             Section 3.03.      Notice of Redemption....................................
                                                                                            9
             Section 3.04.      Effect of Notice of Redemption..........................
                                                                                            9
             Section 3.05.      Deposit of Redemption Price.............................
                                                                                            9
             Section 3.06.      Securities Redeemed in Part.............................

ARTICLE 4    COVENANTS..................................................................    9
                                                                                            9
             Section 4.01.      Payment of Securities...................................
                                                                                           10
             Section 4.02.      Maintenance of Office or Agency.........................
                                                                                           10
             Section 4.03.      Commission Reports......................................
                                                                                           10
             Section 4.04.      Compliance Certificate..................................
                                                                                           11
             Section 4.05.      Taxes...................................................
                                                                                           11
             Section 4.06.      Stay, Extension and Usury Laws..........................
                                                                                           11
             Section 4.07.      Corporate Existence.....................................
                                                                                           11
             Section 4.08.      Payments for Consent....................................
                                                                                           11
             Section 4.09...    Limitation on Liens.....................................
                                                                                           12
             Section 4.10.      Limitation on Sale and Lease-Back.......................

ARTICLE 5    SUCCESSORS.................................................................   13
                                                                                           13
             Section 5.01.      When Company May Merge, etc.............................
                                                                                           13
             Section 5.02.      Successor Corporation Substituted.......................

ARTICLE 6    DEFAULTS AND REMEDIES......................................................   13
                                                                                           13
             Section 6.01.      Events of Default.......................................
                                                                                           14
             Section 6.02.      Acceleration............................................
                                                                                           15
             Section 6.03.      Other Remedies..........................................
                                                                                           15
             Section 6.04.      Waiver of Past Defaults.................................
                                                                                           15
             Section 6.05.      Control by Majority.....................................
                                                                                           15
             Section 6.06.      Limitation on Suits.....................................

                                                                                          PAGE
                                                                                          ----
                                                                                           15
             Section 6.07.      Rights of Holders to Receive Payment....................
                                                                                           16
             Section 6.08.      Collection Suit by Trustee..............................
                                                                                           16
             Section 6.09.      Trustee May File Proofs of Claim........................
                                                                                           16
             Section 6.10.      Priorities..............................................
                                                                                           16
             Section 6.11.      Undertaking for Costs...................................

ARTICLE 7    TRUSTEE....................................................................   17
                                                                                           17
             Section 7.01.      Duties of Trustee.......................................
                                                                                           17
             Section 7.02.      Rights of Trustee.......................................
                                                                                           18
             Section 7.03.      Individual Rights of Trustee............................
                                                                                           18
             Section 7.04.      Trustee's Disclaimer....................................
                                                                                           18
             Section 7.05.      Notice of Defaults......................................
                                                                                           18
             Section 7.06.      Reports by Trustee to Holders...........................
                                                                                           18
             Section 7.07.      Compensation and Indemnity..............................
                                                                                           19
             Section 7.08.      Replacement of Trustee..................................
                                                                                           20
             Section 7.09.      Successor Trustee by Merger, etc. ......................
                                                                                           20
             Section 7.10.      Eligibility; Disqualification...........................
                                                                                           20
             Section 7.11.      Preferential Collection of Claims Against Company.......

ARTICLE 8    DISCHARGE OF INDENTURE.....................................................   20
                                                                                           20
             Section 8.01.      Termination of Company's Obligations....................
                                                                                           21
             Section 8.02.      Application of Trust Money..............................
                                                                                           21
             Section 8.03.      Repayment to Company....................................

ARTICLE 9    SUPPLEMENTS, AMENDMENTS AND WAIVERS........................................   22
                                                                                           22
             Section 9.01.      Without Consent of Holders..............................
                                                                                           22
             Section 9.02.      With Consent of Holders.................................
                                                                                           23
             Section 9.03.      Revocation and Effect of Consents.......................
                                                                                           23
             Section 9.04.      Notation on or Exchange of Securities...................
                                                                                           23
             Section 9.05.      Trustee to Sign Amendments, etc. .......................

ARTICLE 10   MISCELLANEOUS..............................................................   24
                                                                                           24
             Section 10.01.     Indenture Subject to Trust Indenture Act................
                                                                                           24
             Section 10.02.     Notices.................................................
                                                                                           24
             Section 10.03.     Communication By Holders With Other Holders.............
                                                                                           24
             Section 10.04.     Certificate and Opinion as to Conditions Precedent......
                                                                                           25
             Section 10.05.     Statements Required in Certificate or Opinion...........
                                                                                           25
             Section 10.06.     Rules by Trustee and Agents.............................
                                                                                           25
             Section 10.07.     Legal Holidays..........................................
                                                                                           25
             Section 10.08.     No Recourse Against Others..............................
                                                                                           25
             Section 10.09.     Counterparts............................................
                                                                                           25
             Section 10.10.     Governing Law...........................................
                                                                                           26
             Section 10.11.     Severability............................................
                                                                                           26
             Section 10.12.     Effect of Headings, Table of Contents, etc. ............
                                                                                           26
             Section 10.13.     Successors and Assigns..................................
                                                                                           26
             Section 10.14.     No Interpretation of Other Agreements...................

     INDENTURE dated as of                         , 199  between FirstMiss Gold
Inc., a Nevada corporation (the "Company"), and
            , a                         , as Trustee (the "Trustee").

     The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its debentures, notes or other evidences of indebtedness to be issued in one or more series (the "Securities"), as herein provided, up to such principal amount as may from time to time be authorized in or pursuant to one or more resolutions of the Board of Directors or by supplemental indenture.

     Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of each series of the Securities:

                                   ARTICLE 1

                         DEFINITIONS AND INCORPORATION
                                  BY REFERENCE

Section 1.01.  Certain Definitions.

     "Affiliate" means any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting stock, by agreement or otherwise; provided, however, that beneficial ownership of 20% or more of the voting stock of a Person shall be deemed to be control.

     "Agent" means any Registrar, Paying Agent, authenticating agent or co-Registrar.

     "Board of Directors" means the Board of Directors of the Company or any authorized committee thereof.

     "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification (and delivered to the Trustee, if appropriate).

     "Commission" means the Securities and Exchange Commission.

     "Company" means the party named as such above until a successor replaces it pursuant to this Indenture and thereafter means the successor.

     "Default" means any event that is, or with the passage of time or the giving of notice or both would be, an Event of Default.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

     "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, which are in effect from time to time.

     "Global Security" shall mean a Security issued to evidence all or a part of any series of Securities that is executed by the Company and authenticated and delivered by the Trustee to a depositary or pursuant to such depositary's instructions, all in accordance with this Indenture and pursuant to an Officer's Certificate, which shall be registered as to principal and interest in the name of such depositary or its nominee.

     "Holder" or "Securityholder" means a Person in whose name a Security is registered in the register of Securities kept by the Registrar.

     "Indenture" means this Indenture, as amended or supplemented from time to time.

     "Interest," when used with respect to an Original Issue Discount Security which by its terms bears interest only after maturity, means interest payable after maturity.

     "Officer" means the Chairman of the Board, the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer, any Vice-President, the Treasurer, the Controller, the Secretary, any Assistant Treasurer or any Assistant Secretary of the Company.

     "Officers' Certificate" means a certificate signed by two Officers, one of whom must be the Chief Executive Officer, the President, the Chief Financial Officer, the Treasurer or principal accounting officer of the Company.

     "Opinion of Counsel" means a written opinion from legal counsel who is reasonably acceptable to the Trustee. The counsel may be an employee of or counsel to the Company or the Trustee.

     "Original Issue Discount Security" means any Security which provides that an amount less than its principal amount is due and payable upon acceleration after an Event of Default.

     "Person" means any individual, corporation, partnership, joint venture, association, limited liability company, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Principal" of a Security means the principal amount due on the stated maturity of the Security plus the premium, if any, on the Security.

     "Securities" means the Securities authenticated and delivered under this Indenture.

     "Securities Act" means the Securities Act of 1933, as amended from time to time.

     "Subsidiary" means any corporation, partnership or limited liability company of which the Company, or the Company and one or more Subsidiaries, or any one or more Subsidiaries, directly or indirectly own (i) in the case of a corporation, voting securities entitling the holders thereof to elect a majority of the directors, either at all times or so long as there is no default or contingency which permits the holders of any other class of securities to vote for the election of one or more directors, (ii) in the case of a partnership, at least a majority of the general partnership interests and at least a majority of total outstanding partnership interests or (iii) in the case of a limited liability company, at least a majority of the membership interests.

     "TIA" means the Trust Indenture Act of 1939, as amended from time to time, and as in effect on the date of execution of this Indenture.

     "Trustee" means the party named as such above until a successor becomes such pursuant to this Indenture and thereafter means or includes each party who is then a trustee hereunder, and if at any time there is more than one such party, "Trustee" as used with respect to the Securities of any series means the Trustee with respect to Securities of that series. If Trustees with respect to different series of Securities are trustees under this Indenture, nothing herein shall constitute the Trustees co-trustees of the same trust, and each Trustee shall be the trustee of a trust separate and apart from any trust administered by any other Trustee with respect to a different series of Securities.

     "Trust Officer" means the Chairman of the Board, the President or any other officer or assistant officer of the Trustee assigned by the Trustee to administer its corporate trust matters.

Section 1.02.  Other Definitions.

                                    TERM                                   DEFINED IN SECTION
    ---------------------------------------------------------------------  ------------------
    "Bankruptcy Law".....................................................         6.01
    "Custodian"..........................................................         6.01
    "Event of Default"...................................................         6.01
    "Legal Holiday"......................................................        10.07
    "Paying Agent".......................................................         2.03
    "redemption price"...................................................         3.03
    "Registrar"..........................................................         2.03
    "U.S. Government Obligations"........................................         8.01

Section 1.03.  Incorporation by Reference of Trust Indenture Act.

     Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

          "indenture securities" means the Securities.

          "indenture securityholder" means a Securityholder.

          "indenture to be qualified" means this Indenture.

          "indenture trustee" or "institutional trustee" means the Trustee.

          "obligor" on the Securities means the Company.

All other terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule under the TIA have the meanings so assigned to them.

Section 1.04.  Rules of Construction.

     Unless the context otherwise requires:

           (i) a term has the meaning assigned to it;

           (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

          (iii) "or" is not exclusive;

           (iv) words in the singular include the plural, and in the plural include the singular; and

          (v) provisions apply to successive events and transactions.

                                   ARTICLE 2

                                 THE SECURITIES

Section 2.01.  Unlimited In Amount, Issuable In Series, Form and Dating.

     The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited. The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series:

          (a) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);

          (b) any limit upon the aggregate principal amount of Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to this Article 2);

          (c) the date or dates on which the principal of the Securities of the series is payable;

          (d) the rate or rates at which the Securities of the series shall bear interest, if any, or the manner in which such rate or rates shall be determined, the date or dates from which such interest shall accrue, the interest payment dates on which such interest shall be payable and the record dates for the determination of Holders to whom interest is payable;

          (e) the place or places where the principal of and any interest on Securities of the series shall be payable, if other than as provided herein;

          (f) the price or prices at which (if any), the period or periods within which (if any) and the terms and conditions upon which (if other than as provided herein) Securities of the series may be redeemed, in whole or in part, at the option, or as an obligation, of the Company;

          (g) the obligation, if any, of the Company to redeem, purchase or repay Securities of the series, in whole or in part, pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the price or prices at which and the period and periods within which and the terms and conditions upon which Securities of the series shall be redeemed, purchased or repaid pursuant to such obligation;

          (h) if other than denominations of $1,000 and any multiple thereof, the denominations in which Securities of the series shall be issuable;

          (i) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the maturity thereof pursuant to Section
     6.02 hereof;

          (j) any addition to or change in the covenants set forth in Article 4 which applies to Securities of the series;

          (k) any Events of Default with respect to the Securities of a particular series, if not set forth herein;

          (l) the Trustee for the series of Securities;

          (m) whether the Securities of the series shall be issued in whole or in part in the form of a Global Security or Securities; the terms and conditions, if any, upon which such Global Security or Securities may be exchanged in whole or in part for other individual Securities, and the depositary for such Global Security and Securities;

          (n) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture, but which may modify or delete any provision of this Indenture with respect to such series; provided, however, that no such term may modify or delete any provision hereof if imposed by the TIA; and provided, further, that any modification or deletion of the rights, duties or immunities of the Trustee hereunder shall have been consented to in writing by the Trustee).

     All Securities of any series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to such Board Resolution or in any such indenture supplemental hereto.

     The principal of and any interest on the Securities shall be payable at the office or agency of the Company designated in the form of Security for the series (each such place herein called the "Place of Payment"); provided, however, that payment of interest may be made at the option of the Company by check mailed to the address of the Person entitled thereto as such address shall appear in the register of Securities referred to in Section 2.03 hereof.

     Each Security shall be in one of the forms approved from time to time by or pursuant to a Board Resolution, or established in one or more indentures supplemental hereto. Prior to the delivery of a Security to the Trustee for authentication in any form approved by or pursuant to a Board Resolution, the Company shall deliver to the Trustee the Board Resolution by or pursuant to which such form of Security has been approved, which Board Resolution shall have attached thereto a true and correct copy of the form of Security which has been approved by or pursuant thereto, or, if a Board Resolution authorizes a specific officer or officers to approve a form of Security, a certificate of such officer or officers approving the form of Security attached thereto.

     The Securities may have notations, legends or endorsements required by law, stock exchange rule or usage. Each Security shall be dated the date of its authentication.

Section 2.02.  Execution and Authentication.

     Two Officers shall sign the Securities for the Company by manual or facsimile signature. The Company's seal shall be reproduced on the Securities.

     If an Officer whose signature is on a Security no longer holds that office at the time the Security is authenticated, the Security shall nevertheless be valid.

     A Security shall not be valid until authenticated by the manual signature of the Trustee. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

     The Trustee shall authenticate Securities for original issue upon a written order of the Company signed by two Officers.

     The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Securities. An authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company or an Affiliate of the Company.

Section 2.03.  Registrar and Paying Agent.

     The Company shall maintain an office or agency where Securities of a particular series may be presented for registration of transfer or for exchange (the "Registrar") and an office or agency where Securities of that series may be presented for payment (a "Paying Agent"). The Registrar for a particular series of Securities shall keep a register of the Securities of that series and of their transfer and exchange. The Company may appoint one or more co-Registrars and one or more additional paying agents for each series of Securities. The term "Paying Agent" includes any additional paying agent. The Company may change any Paying Agent, Registrar or co-Registrar without prior notice to any Securityholder. The Company shall notify the Trustee in writing of the name and address of any Agent not a party to this Indenture.

     If the Company fails to maintain a Registrar or Paying Agent for any series of Securities, the Trustee shall act as such. The Company or any of its Affiliates may act as Paying Agent, Registrar or co-Registrar.

Section 2.04.  Paying Agent to Hold Money in Trust.

     Whenever the Company has one or more Paying Agents it will, prior to each due date of the principal of or interest on, any Securities, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

     The Company shall require each Paying Agent other than the Trustee to agree in writing that such Paying Agent will hold in trust for the benefit of the Securityholders of the particular series for which it is acting, or the Trustee, all money held by the Paying Agent for the payment of principal or interest on the Securities of such series, and that such Paying Agent will notify the Trustee of any Default by the Company or any other obligor of the series of Securities in making any such payment and at any time during the continuance of any such Default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent. If the Company or an Affiliate acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Securityholders of the particular series for which it is acting all money held by it as Paying Agent. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon so doing, the Paying Agent (if other than the Company or an Affiliate of the Company) shall have no further liability for such money. Upon any bankruptcy or reorganization proceedings relating to the Company, the Trustee shall serve as Paying Agent for the Securities.

Section 2.05.  Securityholder Lists.

     The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Securityholders, separately by series, and shall otherwise comply with TIA sec. 312(a). If the Trustee is not the Registrar, the Company shall furnish to the Trustee at least seven Business Days before each interest payment date and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Securityholders, separately by series, relating to such interest payment date or request, as the case may be.

Section 2.06.  Transfer and Exchange.

     Where Securities are presented to the Registrar or a co-Registrar with a request to register a transfer or to exchange them for an equal principal amount of Securities of like series of other authorized denominations, the Registrar shall register the transfer or make the exchange if its requirements for such transactions are met. To permit registrations of transfers and exchanges, the Company shall issue and the Trustee shall authenticate Securities at the Registrar's request.

     No service charge shall be made for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer tax or similar governmental charge payable upon exchanges pursuant to Sections 2.10, 3.06 or 9.04).

     The Company need not issue, and the Registrar or co-Registrar need not register the transfer or exchange of, (i) any Security of a particular series during a period beginning at the opening of business 15 days before the day of any selection of Securities of that series for redemption under Section 3.02 and ending at the close of business on the day of selection, or (ii) any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security of that series being redeemed in part.

Section 2.07.  Replacement Securities.

     If a mutilated Security is surrendered to the Trustee or if the Holder of a Security claims that the Security has been lost, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate a replacement Security of like series if the Company's and the Trustee's requirements are met. The Trustee or the Company may require an indemnity bond to be furnished which is sufficient in the judgment of both to protect the Company, the Trustee, and any Agent from any loss which any of them may suffer if a Security is replaced. The Company may charge such Holder for its expenses in replacing a Security.

     Every replacement Security is an additional obligation of the Company and shall be entitled to all the benefit of the Indenture equally and proportionately with any and all other Securities of the same series.

Section 2.08.  Outstanding Securities.

     The Securities of any series outstanding at any time are all the Securities of that series authenticated by the Trustee except for those cancelled by it, those delivered to it for cancellation, and those described in this Section as not outstanding.

     If a Security is replaced pursuant to Section 2.07, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser.

     If Securities are considered paid under Section 4.01, they cease to be outstanding and interest on them ceases to accrue.

     Except as set forth in Section 2.09 hereof, a Security does not cease to be outstanding because the Company or an Affiliate holds the Security.

     For each series of Original Issue Discount Securities, the principal amount of such Securities that shall be deemed to be outstanding and used to determine whether the necessary Holders have given any request, demand, authorization, direction, notice, consent or waiver shall be the principal amount of such Securities that could be declared to be due and payable upon acceleration upon an Event of Default as of the date of such determination. When requested by the Trustee, the Company will advise the Trustee of such amount, showing its computations in reasonable detail.

Section 2.09.  Treasury Securities.

     In determining whether the Holders of the required principal amount of Securities of any series have concurred in any direction, waiver or consent, Securities owned by the Company or an Affiliate shall be considered as though they are not outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities which the Trustee knows are so owned shall be so considered.

Section 2.10.  Temporary Securities.

     Until definitive Securities are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Securities upon a written order of the Company signed by two Officers of the Company. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Company considers appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate definitive Securities in exchange for temporary Securities.

     Holders of temporary securities shall be entitled to all of the benefits of this Indenture.

Section 2.11.  Cancellation.

     The Company at any time may deliver Securities to the Trustee for cancellation. The Registrar and Paying Agent shall forward to the Trustee any Securities surrendered to them for registration of transfer, exchange or payment. The Trustee shall cancel all Securities surrendered for registration of transfer, exchange, payment, replacement or cancellation and shall destroy such Securities (subject to the record retention requirements of the Exchange Act). Certification of the destruction of all cancelled Securities shall be delivered to the Company. The Company may not issue new Securities to replace Securities that it has paid or that have been delivered to the Trustee for cancellation.

Section 2.12.  Defaulted Interest.

     If the Company fails to make a payment of interest on any series of Securities, it shall pay such defaulted interest plus (to the extent lawful) any interest payable on the defaulted interest, in any lawful manner. It may elect to pay such defaulted interest, plus any such interest payable on it, to the Persons who are Holders of such Securities on which the interest is due on a subsequent special record date. The Company shall notify the Trustee in writing of the amount of defaulted interest proposed to be paid on each such Security. The Company shall fix any such record date and payment date for such payment. At least 15 days before any such record date, the Company shall mail to Securityholders affected thereby a notice that states the record date, payment date, and amount of such interest to be paid.

Section 2.13.  Special Record Dates.

     (a) The Company may, but shall not be obligated to, set a record date for the purpose of determining the identity of Holders entitled to consent to any supplement, amendment or waiver permitted by this Indenture. If a record date is fixed, the Holders of Securities of that series outstanding on such record date, and no other Holders, shall be entitled to consent to such supplement, amendment or waiver or revoke any consent previously given, whether or not such Holders remain Holders after such record date. No consent shall be valid or effective for more than 90 days after such record date unless consents from Holders of the principal amount of Securities of that series required hereunder for such amendment or waiver to be effective shall have also been given and not revoked within such 90-day period.

     (b) The Trustee may, but shall not be obligated to, fix any day as a record date for the purpose of determining the Holders of any series of Securities entitled to join in the giving or making of any notice of Default, any declaration of acceleration, any request to institute proceedings or any other similar direction. If a record date is fixed, the Holders of Securities of that series outstanding on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; provided, however, that no such action shall be effective hereunder unless taken on or prior to the date 90 days after such record date.

                                   ARTICLE 3

                                   REDEMPTION

Section 3.01.  Notices to Trustee.

     If the Company elects to redeem Securities of any series pursuant to any optional redemption provisions thereof, it shall notify the Trustee of the redemption date and the principal amount of Securities of that series to be redeemed.

     The Company shall give each notice provided for in this Section in an Officers' Certificate at least 45 days before the redemption date (unless a shorter notice period shall be satisfactory to the Trustee), which notice shall specify the provisions of such Security pursuant to which the Company elects to redeem such Securities.

     If the Company elects to reduce the principal amount of Securities of any series to be redeemed pursuant to mandatory redemption provisions thereof, it shall notify the Trustee of the amount of, and the basis for, any such reduction. If the Company elects to credit against any such mandatory redemption Securities it has not previously delivered to the Trustee for cancellation, it shall deliver such Securities with such notice.

Section 3.02.  Selection of Securities to Be Redeemed.

     If less than all the Securities of any series are to be redeemed, the Trustee shall select the Securities of that series to be redeemed by a method that complies with the requirements of any exchange on which the Securities of that series are listed, or, if the Securities of that series are not listed on an exchange, on a pro rata basis or by lot. The Trustee shall make the selection not more than 75 days and not less than 30 days before the redemption date from Securities of that series outstanding and not previously called for redemption. Except as otherwise provided as to any particular series of Securities, Securities and portions thereof that the Trustee selects shall be in amounts equal to the minimum authorized denomination for Securities of the series to be redeemed or any integral multiple thereof. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption. The Trustee shall notify the Company promptly in writing of the Securities or portions of Securities to be called for redemption.

Section 3.03.  Notice of Redemption.

     Except as otherwise provided as to any particular series of Securities, at least 30 days but not more than 60 days before a redemption date, the Company shall mail a notice of redemption to each Holder whose Securities are to be redeemed.

     The notice shall identify the Securities to be redeemed and shall state:

          (1) the redemption date;

          (2) the redemption price fixed in accordance with the terms of the Securities of the series to be redeemed, plus accrued interest, if any, to the date fixed for redemption (the "redemption price");

          (3) if any Security is being redeemed in part, the portion of the principal amount of such Security to be redeemed and that, after the redemption date, upon surrender of such Security, a new Security or Securities in principal amount equal to the unredeemed portion will be issued;

          (4) the name and address of the Paying Agent;

          (5) that Securities called for redemption must be surrendered to the Paying Agent to collect the redemption price;

          (6) that, unless the Company defaults in payment of the redemption price, interest on Securities called for redemption ceases to accrue on and after the redemption date;

          (7) The paragraph of the series of Securities and/or Section of any supplemental indenture pursuant to which such Securities called for redemption are being redeemed; and

          (8) the CUSIP number, if any, of the Securities to be redeemed.

     At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at its expense; provided, however, that the Company shall have delivered to the Trustee, at least 45 days prior to the redemption date, an Officers' Certificate requesting that the Trustee give such notice and setting forth the information to be stated in such notice as provided in the preceding paragraph. The notice mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the Holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice of the Holder of any Security shall not affect the validity of the proceeding for the redemption of any other Security.

Section 3.04.  Effect of Notice of Redemption.

     Once notice of redemption is mailed in accordance with Section 3.03 hereof, Securities called for redemption become due and payable on the redemption date for the redemption price. Upon surrender to the Paying Agent, such Securities will be paid at the Redemption Price.

Section 3.05.  Deposit of Redemption Price.

     On or before the redemption date, the Company shall deposit with the Paying Agent (or, if the Company or any Subsidiary is the Paying Agent, shall segregate and hold in trust) money sufficient to pay the redemption price of all Securities called for redemption on that date other than Securities which have previously been delivered by the Company to the Trustee for cancellation. The Paying Agent shall return to the Company any money not required for that purpose.

Section 3.06.  Securities Redeemed in Part.

     Upon surrender of a Security that is redeemed in part, the Company shall issue and the Trustee shall authenticate for the Holder at the expense of the Company a new Security of like series equal in principal amount to the unredeemed portion of the Security surrendered.

                                   ARTICLE 4

                                   COVENANTS

Section 4.01.  Payment of Securities.

     The Company shall pay or cause to be paid the principal of and interest on the Securities on the dates and in the manner provided in this Indenture and the Securities. Principal and interest shall be considered paid on the date due if the Paying Agent, if other than the Company or an Affiliate, holds as of 10:00 a.m. Eastern Time on that date immediately available funds designated for and sufficient to pay all principal and interest then due.

     To the extent lawful, the Company shall pay interest on overdue principal and overdue installments of interest at the rate per annum borne by the applicable series of Securities.

Section 4.02.  Maintenance of Office or Agency.

     The Company shall maintain in the City of San Francisco, an office or agency (which may be an office of the Trustee or an affiliate of the Trustee or Registrar) where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee.

     The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the City of San Francisco for such purposes. The Company shall give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

     The Company hereby designates the Corporate Trust Office of the Trustee as one such office or agency of the Company in accordance with Section 2.03.

Section 4.03.  Commission Reports.

     The Company shall deliver to the Trustee within 15 days after the required filing date copies of the annual reports and of the information, documents, and other reports (or copies of such portions of any of the foregoing as the Commission may by rules and regulations prescribe) which the Company is required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act; provided, however the Company shall not be required to deliver to the Trustee any materials for which the Company has sought and received confidential treatment by the Commission. The Company will cause any quarterly and annual reports which it mails to its stockholders to be mailed to the Holders of the Securities. If the Company is not subject to the requirements of Section 13 or 15(d) of the Exchange Act, the Company shall continue to file with the Trustee (in each case within 15 days after the time that such documents would have been filed with the Commission) such reports, information and other documents as it would file if it were subject to the requirements of Section 13 or 15(d) of the Exchange Act (other than such confidential materials referenced above). The Company also shall comply with the other provisions of TIA sec. 314(a).

Section 4.04.  Compliance Certificate.

     The Company shall deliver to the Trustee, within 120 days after the end of each fiscal year of the Company, an Officers' Certificate (one of the signers of which shall be the principal accounting officer, principal financial officer or principal executive officer) stating that in the course of the performance by the signers of their duties as officers of the Company, they would normally have knowledge of any failure by the Company to comply with all conditions, or default by the Company with respect to any covenants, under this Indenture, and further stating whether or not they have knowledge of any such failure or default and, if so, specifying each such failure or default and the nature thereof. For purposes of this Section, such compliance shall be determined without regard to any period of grace or requirement of notice provided for in this Indenture. The certificate need not comply with Section 10.04.

     The first certificate delivered pursuant to this Section 4.03 shall be for
the fiscal year ending on             , 199 .

Section 4.05.  Taxes.

     The Company shall pay, and shall cause each of its Subsidiaries to pay, prior to delinquency, all material taxes, assessments, and governmental levies except (i) as contested in good faith by appropriate proceedings and with respect to which appropriate reserves have been taken in accordance with GAAP or
(ii) where the failure to effect such payment is not adverse in any material respect to the Holders.

Section 4.06.  Stay, Extension and Usury Laws.

     The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law has been enacted.

Section 4.07.  Corporate Existence.

     Subject to Article 5 hereof, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect (i) its corporate existence, and the corporate, partnership or other existence of each of its Subsidiaries, in accordance with the respective organizational documents (as the same may be amended from time to time) of each Subsidiary and (ii) the rights (charter and statutory), licenses and franchises of the Company and its Subsidiaries; provided, however, that the Company shall not be required to preserve any such right, license or franchise, or the corporate, partnership or other existence of any of its Subsidiaries, if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries, taken as a whole, and that the loss thereof is not adverse in any material respect to the Holders.

Section 4.08.  Payments for Consent.

     Neither the Company nor any of its Subsidiaries shall, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee or otherwise, to any Holder of the Securities for or as an inducement to any consent, waiver or amendment of any terms or provisions of this Indenture or of the Securities or any series thereof unless such consideration is offered to be paid or agreed to be paid to all Holders of the Securities of such series that so consent, waive or agree to amend in the time frame set forth in solicitation documents relating to such consent, waiver or agreement.

Section 4.09  Limitation on Liens.

     (a) The Company will not, and will not permit any Subsidiary to, create, incur, assume or guarantee any indebtedness for money borrowed (hereinafter in Sections 4.09 and 4.10 referred to as "Debt"), secured by a mortgage, security interest, pledge, lien, charge or similar encumbrance (mortgages, security interests, pledges, liens, charges and other encumbrances, hereinafter in Sections 4.09 and 4.10 referred to as a "Mortgage") upon any manufacturing plant or manufacturing facility which is (i) owned by the Company or any Subsidiary and (ii) located within the continental United States of America, except any such plant which, in the opinion of the Board of Directors, is not of material importance to the total business conducted by the Company and the Subsidiaries taken as a whole (the "Principal Property") or upon any shares of stock or indebtedness of any Subsidiary (whether such Principal Property, shares of stock or indebtedness are now owned or hereafter acquired) without in any such case effectively providing concurrently with the issuance, assumption or guaranty of any such Debt that the outstanding Securities (together with, if the Company shall so determine, any other indebtedness of or guarantee by the Company or such Subsidiary ranking equally with the outstanding Securities and then existing or thereafter created) shall be secured equally and ratably with such Debt; provided, however, that the foregoing restrictions shall not apply to Debt secured by:

          (i) Mortgages on property, shares of stock or indebtedness of any corporation existing at the time such corporation becomes a Subsidiary;

          (ii) Mortgages on property existing at the time of acquisition of such property by the Company or a Subsidiary, Mortgages to secure the payment of all or any part of the purchase price of such property incurred prior to, at the time of, or within 180 days after the acquisition of such property by the Company or a Subsidiary, or Mortgages to secure any debt incurred prior to, at the time of, or within 180 days after the completion of construction or commencement of full operation of any property for the purpose of financing all or any part of the cost to the Company or a Subsidiary of improvements to such property;

          (iii) Mortgages securing Debt of a Subsidiary owing to the Company or to another Subsidiary;

          (iv) Mortgages existing at the date of this Indenture;

          (v) Mortgages on property of a Person existing at the time such Person is merged into or consolidated with the Company or a Subsidiary or at the time of a sale, lease or other disposition of the properties of a Person as an entirety or substantially as an entirety to the Company or a Subsidiary;

          (vi) Mortgages on property of the Company or a Subsidiary in favor of the United States of America or any State thereof, or any department, agency, instrumentality or political subdivision thereof, to secure any payments, including advance or progress payments, pursuant to any contract or statute or to secure any indebtedness incurred or guaranteed for the purpose of financing all or any part of the purchase price or the cost of construction of the property subject to such Mortgages (including, but not limited to, Mortgages incurred in connection with pollution control bonds, industrial revenue bonds or similar financings); or

          (vii) Any extension, renewal or replacement (or successive extensions, renewals or replacements), in whole or in part, of any Mortgage referred to in the foregoing clauses (i) to (vi), inclusive; provided, however, that such extension, renewal or replacement shall be limited to all or part of the property which secured the Mortgage so extended, renewed or replaced (plus improvements on such property).

     (b) Notwithstanding the foregoing provisions of this Section 4.09, the Company and any one or more Subsidiaries may issue, assume or guarantee Debt secured by a Mortgage which would otherwise be subject to the foregoing restrictions in an aggregate amount which, together with all other outstanding Debt of the Company and its Subsidiaries which (if originally issued, assumed or guaranteed at such time) would otherwise be subject to the foregoing restrictions (not including Debt permitted to be secured under clauses (i)
through (vii) above), does not at the time exceed the greater of $          or
10% of Consolidated Net Tangible Assets of the Company and its consolidated Subsidiaries as shown on the most recent consolidated financial statements of the Company and its consolidated Subsidiaries.

Section 4.10.  Limitation on Sale and Lease-Back.

     The Company will not, nor will it permit any Subsidiary to, enter into any arrangement with any person or entity that provides for the leasing to the Company or any Subsidiary of any Principal Property (except for leases for a term of not more than three years and except for leases between the Company and a Subsidiary or between Subsidiaries), which Principal Property has been or is to be sold or transferred by the Company or such Subsidiary to such person, unless (a) the Company or such Subsidiary would be entitled, pursuant to the provisions of Section 4.09, to issue, assume or guarantee Debt secured by Mortgage upon such Principal Property at least equal in the amount to the Attributable Debt (as defined below) in respect of such arrangement without equally and ratably securing the outstanding Securities; provided, however, that from and after the date on which such arrangement becomes effective the Attributable Debt in respect of such arrangement shall be deemed for all purposes under Sections 4.09 and 4.10 to be Debt subject to the provisions of
Section 4.09, or (b) the Company shall apply an amount in cash equal to the greater of the net proceeds of such sale or the Attributable Debt in respect of such an arrangement to the retirement (other than any mandatory retirement or by way or payment at maturity) within 120 days of the effective date of any such arrangement, of Debt (except as otherwise provided by the terms of any series of outstanding Securities) of the Company of any Subsidiary (other than the Debt owed by the Company or any Subsidiary to the Company or any Subsidiary) which by its terms matures at or is extendible or renewable at the opinion of the obligor to a date more than twelve months after the date of the creation of such Debt.

     For the purposes of this Section 4.10, the term "Attributable Debt" means, at the time of determination, the lesser of (a) the fair market value of such property (as determined by the Board of Directors of the Company) or (b) the present value (discounted at the rate implicit in the terms of the relevant lease) of the obligation of the lessee for net rental payments during the remaining term of the lease (including any period for which such lease has been extended).

                                   ARTICLE 5

                                   SUCCESSORS

Section 5.01.  When Company May Merge, etc.

     The Company shall not consolidate or merge with or into (whether or not the Company is the surviving corporation), or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its properties or assets in one or more related transactions to any Person unless:

          (1) the Company is the surviving corporation or the entity or Person formed by or surviving any such consolidation or merger (if other than the Company) or to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made is a corporation organized and existing under the laws of the United States, any state thereof or the District of Columbia;

          (2) the entity or Person formed by or assuming any such consolidation or merger (if other than the Company) or the entity or Person to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made assumes by supplemental indenture all the obligations of the Company under the Securities and this Indenture; and

          (3) immediately prior to and after the transaction no Default or Event of Default exists.

The Company shall deliver to the Trustee prior to the consummation of the proposed transaction an Officers' Certificate to the foregoing effect and an Opinion of Counsel stating that the proposed transaction and such supplemental indenture comply with this Indenture.

Section 5.02.  Successor Corporation Substituted.

     Upon any consolidation or merger, or any transfer by the Company (other than by lease) of all or substantially all of the assets of the Company in accordance with Section 5.01, the successor corporation formed by such consolidation or into which the Company is merged or to which such transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein. In the event of any such transfer, the predecessor Company shall be released and discharged from all liabilities and obligations in respect of the Securities and the Indenture, and the predecessor Company may be dissolved, wound up or liquidated at any time thereafter.

                                   ARTICLE 6

                             DEFAULTS AND REMEDIES

Section 6.01.  Events of Default.

     An "Event of Default" occurs with respect to Securities of any particular series if:

          (1) the Company defaults in the payment of interest on any Security of that series when the same becomes due and payable and the Default continues for a period of 30 days;

          (2) the Company defaults in the payment of the principal of any Security of that series when the same becomes due and payable at maturity, upon redemption or otherwise;

          (3) an Event of Default, as defined in the Securities of that series, occurs and is continuing, or the Company fails to comply with any of its other agreements in the Securities of that series or in this Indenture with respect to that series and the Default continues for the period and after the notice specified below;

          (4) the Company pursuant to or within the meaning of any Bankruptcy
     Law:

             (A) commences a voluntary case;

             (B) consents to the entry of an order for relief against it in an involuntary case;

             (C) consents to the appointment of a Custodian of it or for all or substantially all of its property;

             (D) makes a general assignment for the benefit of its creditors; or

             (E) admits in writing its inability generally to pay its debts as the same become due.

          (5) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

             (A) is for relief against the Company in an involuntary case;

             (B) appoints a Custodian of the Company or for all or substantially all of its property; or

             (C) orders the liquidation of the Company;

     and the order or decree remains unstayed and in effect for 60 days.

     The term "Bankruptcy Law" means Title 11, U.S. Code or any similar federal or state law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

     A Default under clause (3) above is not an Event of Default with respect to a particular series of Securities until the Trustee or the Holders of at least 25% in principal amount of the then outstanding Securities of that series notify the Company of the Default and the Company does not cure the Default within 30 days after receipt of the notice. The notice must specify the Default, demand that it be remedied and state that the notice is a "Notice of Default."

Section 6.02.  Acceleration.

     If an Event of Default with respect to Securities of any series (other than an Event of Default specified in clauses (4) and (5) of Section 6.01) occurs and is continuing, the Trustee by notice to the Company, or the Holders of at least 25% in principal amount of the then outstanding Securities of that series by notice to the Company and the Trustee, may declare the unpaid principal (or, in the case of Original Issue Discount Securities, such lesser amount as may be provided for in such Securities) of and any accrued interest on all the Securities of that series to be due and payable on the Securities of that series. Upon such declaration the principal (or such lesser amount) and interest shall be due and payable immediately. If an Event of Default specified in clause
(4) or (5) of Section 6.01 occurs, all of such amount shall become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder. The Holders of a majority in principal amount of the then outstanding Securities of that series by notice to the Trustee may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default with respect to that series have been cured or waived except nonpayment of principal (or such lesser amount) or interest that has become due solely because of the acceleration.

Section 6.03.  Other Remedies.

     If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal or interest on the Securities of that series or to enforce the performance of any provision of the Securities of that series or this Indenture.

     The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by law.

Section 6.04.  Waiver of Past Defaults.

     Subject to Section 9.02, the Holders of a majority in principal amount of the then outstanding Securities of any series by notice to the Trustee may waive an existing Default or Event of Default with respect to that series and its consequences except a Default or Event of Default in the payment of the principal (including any mandatory sinking fund or like payment) of or interest on any Security of that series.

Section 6.05.  Control by Majority.

     The Holders of a majority in principal amount of the then outstanding Securities of any series may direct the time, method and place of conducting any proceeding for any remedy with respect to that series available to the Trustee or exercising any trust or power conferred on it. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture, that is unduly prejudicial to the rights of another Holder of Securities of that series, or that may involve the Trustee in personal liability. The Trustee may take any other action which it deems proper which is not inconsistent with any such direction.

Section 6.06.  Limitation on Suits.

     A Holder of Securities of any series may not pursue a remedy with respect to this Indenture or the Securities unless:

          (1) the Holder gives to the Trustee written notice of a continuing Event of Default with respect to that series;

          (2) the Holders of at least 25% in principal amount of the then outstanding Securities of that series make a written request to the Trustee to pursue the remedy;

          (3) such Holder or Holders offer to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

          (4) the Trustee does not comply with the request within 60 days after receipt of the request and the offer and, if requested, the provision of indemnity; and

          (5) during such 60-day period the Holders of a majority in principal amount of the then outstanding Securities of that series do not give the Trustee a direction inconsistent with the request.

No Holder of any series of Securities may use this Indenture to prejudice the rights of another Holder of Securities of that series or to obtain a preference or priority over another Holder of Securities of that series.

Section 6.07.  Rights of Holders to Receive Payment.

     Notwithstanding any other provision of this Indenture, the right of any Holder of a Security to receive payment of principal of and interest, if any, on the Security, on or after the respective due dates expressed in the Security, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of the Holder.

Section 6.08.  Collection Suit by Trustee.

     If an Event of Default specified in Section 6.01(1) or (2) occurs and is continuing with respect to Securities of any series, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company for the whole amount of principal (or such portion of the principal as may be specified as due upon acceleration at that time in the terms of that series of Securities) and interest, if any, remaining unpaid on the Securities of that series then outstanding, together with (to the extent lawful) interest on overdue principal and interest, and such further amount as shall be sufficient to cover the costs and, to the extent lawful, expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee under
Section 7.07.

Section 6.09.  Trustee May File Proofs of Claim.

     The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and the Securityholders allowed in any judicial proceedings relative to the Company (or any other obligor on the Securities), its creditors or its property and shall be entitled to and empowered to collect and receive any money or other property payable or deliverable on any such claims and to distribute the same, and any custodian in any such judicial proceedings is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agent and counsel, and any other amounts due the Trustee under Section 7.07. Nothing contained herein shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding.

Section 6.10.  Priorities.

     If the Trustee collects any money with respect to Securities of any series pursuant to this Article, it shall pay out the money in the following order:

    First:   to the Trustee, its agents and attorneys for amounts due under Section 7.07, including payment of all compensation, expense and liabilities incurred, and all advances made, by the Trustee and the costs and expenses of collection;
    Second:  to Securityholders for amounts due and unpaid on the Securities of such series for principal and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities of such series for principal and interest, respectively; and
    Third:   to the Company or to such party as a court of competent jurisdiction shall direct.

     The Trustee may fix a record date and payment date for any payment to Holders of Securities of any series pursuant to this Section. The Trustee shall notify the Company in writing reasonably in advance of any such record date and payment date.

Section 6.11.  Undertaking for Costs.

     In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defense made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.07 or a suit by Holders of more than 10% in principal amount of the then outstanding Securities.

                                   ARTICLE 7

                                    TRUSTEE

Section 7.01.  Duties of Trustee.

     (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

     (b) Except during the continuance of an Event of Default known to the
Trustee:

          (i) the duties of the Trustee shall be determined solely by the express provisions of this Indenture or the TIA and the Trustee need perform only those duties that are specifically set forth in this Indenture or the TIA and no others, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

     (c) The Trustee may not be relieved from liabilities for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

          (i) this paragraph does not limit the effect of paragraph (b) of this Section;

          (ii) the Trustee shall not be liable for any error of judgment made in good faith by a responsible officer of the Trustee, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

          (iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05 hereof.

     (d) Whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a),
(b), and (c) of this Section.

     (e) No provision of this Indenture shall require the Trustee to expend or risk its own funds or incur any liability. The Trustee may refuse to perform any duty or exercise any right or power unless it receives security and indemnity satisfactory to it against any loss, liability or expense.

     (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Absent written instruction from the Company, the Trustee shall not be required to invest any such money. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

Section 7.02.  Rights of Trustee.

     Subject to TIA Section 315(a) through (d):

     (a) The Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

     (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel, or both. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel.

     (c) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

     (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers, unless the Trustee's conduct constitutes negligence.

     (e) Unless otherwise specifically provided in this Indenture, any demand, request, direction or notice form the Company shall be sufficient if signed by an Officer of the Company.

Section 7.03.  Individual Rights of Trustee.

     The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or an Affiliate with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. However, the Trustee is subject to TIA Sections 310(b) and 311.

Section 7.04.  Trustee's Disclaimer.

     The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Company's use of the proceeds from the Securities, and it shall not be responsible for any statement in the Securities other than its certificate of authentication.

Section 7.05.  Notice of Defaults.

     If a Default or Event of Default with respect to the Securities of any series occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to all Holders of Securities of that series a notice of the Default or Event of Default within 90 days after it occurs. Except in the case of a Default or Event of Default in payment on any such Security, the Trustee may withhold the notice if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is in the interests of such Securityholders.

Section 7.06.  Reports by Trustee to Holders.

     Within 60 days after each November 15 beginning with November 15, 1995, the Trustee with respect to any series of Securities shall mail to Holders of Securities of that series as provided in TIA sec. 313(c) a brief report dated as of such November 15 that complies with TIA sec. 313(a) (if such report is required by TIA sec. 313(a)). The Trustee shall also comply with TIA sec. 313(b).

     A copy of each report at the time of its mailing to Securityholders shall be mailed to the Company and filed with the Commission and each stock exchange on which any of the Securities are listed, as required by TIA sec. 313(d). The Company shall notify the Trustee when the Securities are listed on any stock exchange.

Section 7.07.  Compensation and Indemnity.

     The Company shall pay to the Trustee from time to time such compensation as shall be agreed upon in writing for its services hereunder. The Company shall reimburse the Trustee upon written request for all reasonable out-of-pocket expenses incurred by it. Such expenses shall include the reasonable compensation and out-of-pocket expenses of the Trustee's agents and counsel.

     The Company shall indemnify the Trustee for any loss or liability incurred by it, without negligence or bad faith on its part, in connection with the administration of this Indenture and its duties hereunder. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. The Company shall defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its consent.

     To secure the Company's payment obligations in this Section, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee in its capacity as Trustee, except money or property held in trust to pay principal and interest on particular Securities. Such lien will survive the satisfaction and discharge of this Indenture.

     If the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.01(4) or (5) occurs, the expenses and the compensation for the services will be intended to constitute expenses of administration under any applicable Bankruptcy Law.

Section 7.08.  Replacement of Trustee.

     A resignation or removal of the Trustee with respect to one or more or all series of Securities and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section.

     The Trustee may resign with respect to one or more or all series of Securities by so notifying the Company in writing. The Holders of a majority in principal amount of the then outstanding Securities of any series may remove the Trustee as to that series by so notifying the Trustee in writing and may appoint a successor Trustee with the Company's consent. The Company may remove the Trustee with respect to one or more or all series of Securities if:

          (1) the Trustee fails to comply with Section 7.10;

          (2) the Trustee is adjudged a bankrupt or an insolvent;

          (3) a receiver or other public officer takes charge of the Trustee or its property; or

          (4) the Trustee becomes incapable of acting.

     If, as to any series of Securities, the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee for that series. Within one year after the successor Trustee with respect to any series takes office, the Holders of a majority in principal amount of the then outstanding Securities of that series may appoint a successor Trustee to replace the successor Trustee appointed by the Company. If a successor Trustee as to a particular series does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of at least 10% in principal amount of the then outstanding Securities of that series may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     If the Trustee fails to comply with Section 7.10 with respect to any series, any Holder of Securities of that series who satisfies the requirements of TIA Section 310(b) may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee for that series.

     A successor Trustee as to any series of Securities shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Immediately after that, the retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee (subject to the lien provided for in Section 7.07), the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture as to that series. The successor Trustee shall mail a notice of its succession to the Holders of Securities of that series.

     Notwithstanding replacement of the Trustee pursuant to this Section 7.08, the Company's obligations under Section 7.07 hereof shall continue for the benefit of the retiring trustee.

     In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) shall contain such provisions as shall be necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary or desirable to provide for or facilitate the administration of the trusts hereunder by more than one Trustee;

provided, however, that nothing herein or in such supplemental Indenture shall constitute such Trustee cotrustees of the same trust and that each such Trustee shall be trustee of a trust hereunder separate and apart from any trust hereunder administered by any other such Trustee.

     Upon the execution and delivery of such supplemental Indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

Section 7.09.  Successor Trustee by Merger, etc.

     If the Trustee as to any series of Securities consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Trustee as to that series.

Section 7.10.  Eligibility; Disqualification.

     Each series of Securities shall always have a Trustee who satisfies the requirements of TIA sec. 310(a). The Trustee as to any series of Securities shall always have a combined capital and surplus of at least [$100,000,000] as set forth in its most recent published annual report of condition.

     This Indenture shall always have a Trustee who satisfies the requirements of TIA sec. 310(a)(1), (2) and (5). The Trustee is subject to TIA sec. 310(b).

Section 7.11.  Preferential Collection of Claims Against Company.

     The Trustee is subject to TIA sec. 311(a), excluding any creditor relationship listed in TIA sec. 311(b). A Trustee who has resigned or been removed shall be subject to TIA sec. 311(a) to the extent indicated therein.

                                   ARTICLE 8

                             DISCHARGE OF INDENTURE

Section 8.01.  Termination of Company's Obligations.

     Except as otherwise provided in this Section, the Company may terminate its obligations under the Securities of any series and this Indenture with respect to that series, if:

          (a) all Securities of that series previously authenticated and delivered (other than destroyed, lost or stolen Securities which have been replaced or Securities of that series which are paid pursuant to Section
     4.01 or Securities of that series for whose payment money or securities has theretofore been held in trust and thereafter repaid to the Company, as provided in Section 8.03) have been delivered to the Trustee for cancellation and the Company has paid all sums payable by it hereunder with respect to such series; or

          (b) (1) the Securities of that series mature within one year or all of them are to be called for redemption within one year after arrangements satisfactory to the Trustee for giving the notice of redemption; and

          (2) the Company irrevocably deposits in trust with the Trustee during such one-year period, under the terms of an irrevocable trust agreement in form and substance satisfactory to the Trustee, as trust funds solely for the benefit of the Holders of Securities of that series for that purpose, money or U.S. Government Obligations, or a combination thereof, with the U.S. Government Obligations maturing as to principal and interest in such amounts and at such times as are sufficient, without consideration of any reinvestment of such interest, to pay principal of and interest on the Securities of that series to maturity or redemption, as the case may be, and to pay all other sums payable by it hereunder; or

          (c) (1) the Company irrevocably deposits in trust with the Trustee under the terms of an irrevocable trust agreement in form and substance satisfactory to the Trustee, as trust funds solely for the benefit of the Holders of Securities of that series for that purpose, money or U.S. Government Obligations, or a combination thereof, with the U.S. Government Obligations maturing as to principal and interest in such amounts and at such times as are sufficient, without consideration of any reinvestment of such interest, to pay principal of and interest on the Securities of that series to maturity or redemption, as the case may be;

          (2) the Company shall have delivered to the Trustee either (A) a ruling directed to the Trustee received from the Internal Revenue Service to the effect that the Holders of the Securities of that series will not recognize income, gain or loss for federal income tax purposes as a result of the Company's exercise of its option under this clause (c) and will be subject to federal income tax on the same amount and in the same manner and at the same times as would have been the case if such option had not been exercised, or (B) an Opinion of Counsel to the same effect as the ruling described in subclause (A) above accompanied by a ruling to that effect published by the Internal Revenue Service, unless there has been a change in the applicable federal income tax law since the date of this Indenture such that a ruling from the Internal Revenue Service is no longer required;

          (3) the Company has paid or caused to be paid all sums then payable by the Company hereunder; and

          (4) the Company has delivered to the Trustee for that series an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for in this clause (c) relating to termination of obligations of the Company have been complied with.

     The Company's obligations under Sections 2.03, 2.04, 2.05, 2.06, 2.07, 4.01 (together with its payment obligations under the Securities of that series), 7.07, 7.08, 8.03 and 8.04 shall survive until the Securities of that series are no longer outstanding. Thereafter, and after any discharge pursuant to clause
(a) above, only the Company's obligations in Sections 7.07 and 8.03 shall survive. If and when a ruling from the Internal Revenue Service or Opinion of Counsel referred to in clause (c)(2) above is able to be provided specifically without regard to, and not in reliance upon, the continuance of the Company's obligations under Section 4.01 and its payment obligations under the Securities of that series, then the Company's payment obligations under such Section 4.01 and the Securities of that series shall cease upon delivery to the Trustee of such ruling or Opinion of Counsel and compliance with the other conditions precedent provided for in clause (c) above relating to the satisfaction and discharge of this Indenture.

     After any such irrevocable deposit the Trustee upon request shall acknowledge in writing the discharge of the Company's obligations under the Securities of that series and under this Indenture except for those surviving obligations specified above.

     "U.S. Government Obligations" means direct obligations of the United States of America for the payment of which the full faith and credit of the United States of America is pledged. U.S. Government Obligations shall not be callable at the issuer's option.

Section 8.02.  Application of Trust Money.

     The Trustee shall hold in trust money or U.S. Government Obligations deposited with it pursuant to Section 8.01 with respect to Securities of any series. It shall apply the deposited money and the money from U.S. Government Obligations through the Paying Agent and in accordance with this Indenture to the payment of principal and interest on the Securities of that series.

Section 8.03.  Repayment to Company.

     The Trustee and the Paying Agent shall promptly pay to the Company upon request any excess money or securities held by them at any time.

     The Trustee and the Paying Agent shall pay to the Company upon request any money held by them for the payment of principal or interest that remains unclaimed for two years after the date upon which such payment shall have become due. After payment to the Company, Securityholders entitled to the money must look to the Company for payment as general creditors unless an applicable abandoned property law designates another Person, provided, however, that the Trustee or such Paying Agent before being required to make such repayment may at the expense of the Company mail to each such holder a notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such mailing any unclaimed balance of such money then remaining will be repaid to the Company.

                                   ARTICLE 9

                      SUPPLEMENTS, AMENDMENTS AND WAIVERS

Section 9.01.  Without Consent of Holders.

     The Company and the Trustee as to any series of Securities may supplement or amend this Indenture or the Securities without notice to or the consent of any Securityholder:

          (1) to cure any ambiguity, defect or inconsistency;

          (2) to comply with Article 5;

          (3) to comply with any requirements of the Commission in connection with the qualification of this Indenture under the TIA;

          (4) to provide for uncertificated Securities in addition to or in place of certificated Securities;

          (5) to add to, change or eliminate any of the provisions of this Indenture in respect of one or more series of Securities, provided, however, that any such addition, change or elimination (A) shall neither
     (i) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (ii) modify the rights of the Holder of any such Security with respect to such provision or (B) shall become effective only when there is no outstanding Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision;

          (6) to make any change that does not adversely affect in any material respect the interests of the Securityholders of any series; or

          (7) to establish additional series of Securities as permitted by
     Section 2.01.

Section 9.02.  With Consent of Holders.

     Subject to Section 6.07, the Company and the Trustee as to any series of Securities may amend this Indenture or the Securities of that series with the written consent of the Holders of a majority in principal amount of the then outstanding Securities of each series affected by the amendment, with each such series voting as a separate class. The Holders of a majority in principal amount of the then outstanding Securities of any series may also waive compliance in a particular instance by the Company with any provision of this Indenture with respect to that series or the Securities of that series; provided, however, that without the consent of each Securityholder affected, an amendment or waiver may not:

          (1) reduce the percentage of the principal amount of Securities whose Holders must consent to an amendment or waiver;

          (2) reduce the rate of, or change the time for payment of interest on, any Security;

          (3) reduce the principal of or change the fixed maturity of any Security or alter the redemption provisions with respect thereto;

          (4) make any Security payable in money other than that stated in the Security;

          (5) make any change in Section 6.04, 6.07 or 9.02 (this sentence); or

          (6) waive a default in the payment of the principal of, or interest on, any Security, except to the extent otherwise provided for in Section 6.02.

     An amendment or waiver under this Section which waives, changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

     It shall not be necessary for the consent of the Holders under this Section to approve the particular form of any proposed amendment or waiver, but it shall be sufficient if such consent approves the substance thereof.

     After an amendment or waiver under this Section becomes effective, the Company shall mail to Holders of Securities of each series affected thereby a notice briefly describing the amendment or waiver. The Company will mail supplemental indentures to Holders upon request. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture or waiver.

Section 9.03.  Revocation and Effect of Consents.

     Until an amendment or waiver becomes effective, a consent to it by a Holder of a Security is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security; provided, however, that unless a record date shall have been established pursuant to Section 2.13(a), any such Holder or subsequent Holder may revoke the consent as to his Security or portion of a Security if the Trustee receives the notice of revocation before the date on which the amendment or waiver becomes effective. An amendment or waiver shall become effective on receipt by the Trustee of consents from the Holders of the requisite percentage principal amount of the outstanding Securities of any series, and thereafter shall bind every Holder of Securities of that series.

Section 9.04.  Notation on or Exchange of Securities.

     If an amendment or waiver changes the terms of a Security: (a) the Trustee may require the Holder of the Security to deliver it to the Trustee, the Trustee may place an appropriate notation on the Security about the changed terms and return it to the Holder and the Trustee may place an appropriate notation on any Security thereafter authenticated; or (b) if the Company or the Trustee so determines, the Company in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms.

Section 9.05.  Trustee to Sign Amendments, etc.

     The Trustee shall receive an Opinion of Counsel stating that the execution of any amendment or waiver proposed pursuant to this Article is authorized or permitted by this Indenture. Subject to the preceding sentence, the Trustee shall sign such amendment or waiver if the same does not adversely affect the rights, duties, liabilities or immunities of the Trustee. The Trustee may, but shall not be obligated to, execute any such amendment, supplement or waiver which affects the Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

                                   ARTICLE 10

                                 MISCELLANEOUS

Section 10.01.  Indenture Subject to Trust Indenture Act.

     This Indenture is subject to the provisions of the TIA which are required to be part of this Indenture, and shall, to the extent applicable, be governed by such provisions.

Section 10.02.  Notices.

     Any notice or communication is duly given if in writing and delivered in person or sent by first-class mail (registered or certified, return receipt requested), telecopier or overnight air courier guaranteeing next day delivery, addressed as follows:

     If to the Company:

                     FirstMiss Gold Inc.
                     6025 South Quebec Street, Suite 310
                     Englewood, Colorado 80111
                     Attention:

     If to the Trustee:

                      Attention:[                    ]

     The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

     All notices and communications (other than those sent to Holders) shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied; and the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

     Any notice or communication to a Securityholder shall be mailed by first-class mail to his address shown on the register kept by the Registrar. Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders. If the Company mails a notice or communication to Securityholders, it shall mail a copy to the Trustee at the same time.

     If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

Section 10.03.  Communication By Holders With Other Holders.

     Holders may communicate pursuant to TIA sec. 312(b) with other Holders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar and anyone else shall have the protection of TIA sec. 312(c).

Section 10.04.  Certificate and Opinion as to Conditions Precedent.

     Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

          (a) an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

          (b) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

Section 10.05.  Statements Required in Certificate or Opinion.

     Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than the certificate provided for in Section 4.03) shall include:

          (1) a statement that the Person making such certificate or opinion has read such covenant or condition;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of such Person, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with; provided, however, that with respect to matters of fact an Opinion of Counsel may rely on an officer's certificate or certificates of public officials.

Section 10.06.  Rules by Trustee and Agents.

     The Trustee as to Securities of any series may make reasonable rules for action by or at a meeting of Holders of Securities of that series. The Registrar and any Paying Agent or Authenticating Agent may make reasonable rules and set reasonable requirements for their functions.

Section 10.07.  Legal Holidays.

     A "Legal Holiday" is a Saturday, a Sunday or a day on which banking institutions in San Francisco, California or Englewood, Colorado, are not required to be open. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

Section 10.08.  No Recourse Against Others.

     A past, present or future director, officer, employee, stockholder or incorporator, as such, of the Company or any successor corporation shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of, or by reason of such obligations or their creation. Each Securityholder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration of issuance of the Securities. Such waiver may not be effective to waive liabilities under the federal securities laws and it is the view of the Commission that such a waiver is against public policy.

Section 10.09.  Counterparts.

     This Indenture may be executed by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

Section 10.10.  Governing Law.

     The internal laws of the State of California shall govern this Indenture and the Securities, without regard to the conflict of laws provisions thereof.

Section 10.11.  Severability.

     In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 10.12.  Effect of Headings, Table of Contents, etc.

     The Article and Section headings herein and the table of contents are for convenience only and shall not affect the construction hereof.

Section 10.13.  Successors and Assigns.

     All covenants and agreements of the Company in this Indenture and the Securities shall bind its successors and assigns. All agreements of the Trustee in this Indenture shall bind its successor.

Section 10.14.  No Interpretation of Other Agreements.

     This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or any Subsidiary. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

                                   SIGNATURES

     IN WITNESS WHEREOF, the parties hereto have executed this Indenture as of the date first above written.

                                          FIRSTMISS GOLD INC.

                                          By
                                          --------------------------------------
                                            Name:
                                            Title:

                                          [                         ],
                                          as Trustee

                                          By
                                          --------------------------------------
                                            Name:
                                             Title:

STATE OF COLORADO          )
                           )  ss.
CITY OF ENGLEWOOD          )

     On this      day of                  , before me personally came
                        , to me known, who being by me duly sworn, did depose
and say that he is                         of FirstMiss Gold Inc., one of the
entities described in and which executed the above instrument; and that he signed his name thereto by authority of the Board of Directors of such entity.



                                          --------------------------------------
                                                      Notary Public

(Notarial Seal)

STATE OF                   )
                           )  ss.
CITY OF                    )

     On this   day of                         , before me personally came
                        , to me known, who being by me duly sworn, did depose
and say that he is Trust Officer of                         , one of the
entities described in and which executed the above instrument; and that he signed his name thereto by authority of the Board of Directors of such entity.



                                          --------------------------------------
                                                      Notary Public

(Notarial Seal)

                                       S-2